UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2011
CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (909) 980-4030
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 19, 2011, CVB Financial Corp. issued a press release relating to its third quarter 2011 earnings, conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.
Item 7.01 Regulation FD Disclosure
CVB Financial Corp. (the “Company”) is providing its slide presentation with information as of September 30, 2011. The slide presentation is furnished (not filed) as Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.
Item 8.01 Other Events
On October 24, 2011, the Company’s President and Chief Executive Officer, Christopher D. Myers will discuss the slides in Exhibit 99.2 with various investors.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release concerning the release of its third quarter 2011 earnings, conference call and webcast.

99.2	Slide presentation of CVB Financial Corp. as of September 30, 2011 (furnished pursuant to Regulation FD)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)
Date: October 20, 2011	By:	/s/ Richard C. Thomas
Richard C. Thomas
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release, dated October 19, 2011
99.2	Slide presentation of CVB Financial Corp. as of September 30, 2011 (furnished pursuant to Regulation FD)

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